UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 1, 2005
CBRL GROUP, INC.

Tennessee	0-25225	62-1749513

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
305 Hartmann Drive, Lebanon, Tennessee 37087
(615) 444-5533
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On December 1, 2005, CBRL Group, Inc. (the “Company”) issued the annual report supplement that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to the fiscal year ending July 29, 2005. The annual report supplement is posted on the Company’s website, located at www.cbrlgroup.com.
Item 7.01. Regulation FD Disclosure.
     The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements. None

(b)	Pro Forma Financial Information. None

(c)	Exhibits.
99.1	Annual Report Supplement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2005	CBRL GROUP, INC.

	By:	/s/ N.B. Forrest Shoaf

	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary and General Counsel